Ladenburg Income Fund			Ladenburg Income & Growth Fund
Class	A:	LNCAX	Class	A:	LNOAX
Class	C:	LNCCX	Class	C:	LNOCX
Class	I:	LNCIX	Class	I:	LNOIX
Ladenburg Growth & Income Fund			Ladenburg Growth Fund
Class	A:	LOWAX
Class	C:	LOWCX	Class	A:	LGWAX
Class	I:	LOWIX	Class	C:	LGWCX
			Class	I:	LGWIX
Ladenburg Aggressive Growth Fund
Class	A:	LAWAX
Class	C:	LAWCX
Class	I:	LAWIX

Each a Series of Northern Lights Funds Trust

Supplement dated December 15, 2020 to the Prospectus dated October 28, 2020

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Effective December 15th the AdvisorOne Fund Milestone Treasury Obligations Fund (“AdvisorOne Fund”) will no longer have the exchange option available to the Funds, as the AdvisorOne Fund will be liquidating. In its place will be the Shelton U.S. Treasury Trust.

Accordingly, the first two paragraphs on page 36 of the prospectus are restated as follows:

Institutional Class shareholders may exchange their shares of a Fund for Institutional Class Shares of the Shelton U.S. Treasury Trust, which is offered by a separate prospectus, without paying any sales charge. Please contact the Funds at 1-877-803-6583 for more information.

Institutional Class shareholders that invest in the Funds through a robo-advisor may also exchange shares of the Funds for shares of the Shelton U.S. Treasury Trust by visiting www.symbil.com.

The information in this supplement contains new and additional information beyond that in the Prospectus, and Statement of Additional Information (“SAI”), October 28, 2020. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.